UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)               March 1, 2005

Berkshire Income Realty, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (617) 523-7722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 1, 2005, the operating partnership of the Registrant, Berkshire Income Realty – OP, L.P. (“BIR-OP”), through a newly formed and wholly owned subsidiary, BIR Brompton Limited Partnership, consummated the acquisition of 100% of the fee simple interest of Waters on Brompton, a 362 unit multifamily apartment community located in Houston, Texas, from an unaffiliated third party. The acquisition was consummated pursuant to a winning bid placed on the property at foreclosure auction. The successful bid was $14,400,000 and was immediately paid in cash from available working capital.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: March 7, 2005

/s/ David C. Quade

Name: David C. Quade

Title: President and Chief Financial Officer

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